UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☒ Definitive Proxy Statement
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☐ Soliciting Material Pursuant to §240.14a-12

SOLERA NATIONAL BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

(303) 209-8600

April 26, 2011

Dear Shareholder:

You are cordially invited to attend the 2011 annual meeting of shareholders of Solera National Bancorp, Inc. The meeting will be held on June 16, 2011, at 10:00 a.m., local time, at the Lakewood Country Club, 6800 West 10th Avenue, Lakewood, CO 80214.

We are pleased to enclose the proxy statement for the 2011 annual meeting. At the meeting, you and the other shareholders will be asked to vote on the following matters:

1.             Election of Directors.  The election of eleven directors to our Board of Directors for terms expiring at the 2012 annual meeting of shareholders or until their successors are duly elected and qualified.

2.             Ratification of Independent Registered Public Accounting Firm.  The ratification of McGladrey & Pullen, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

3.             Other Business.  The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof.  Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Our Board of Directors believes that an affirmative vote for all nominees named in the proxy statement to serve as the directors of Solera National Bancorp, Inc., and the ratification of McGladrey & Pullen, LLP is in the best interests of our company and shareholders and has unanimously recommended that our shareholders vote in favor of the proposals.

We hope that you will be able to attend the annual meeting to vote on these matters.  Whether or not you expect to attend the meeting in person, please complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by telephone.  For further details, see “About the Annual Meeting - How do I vote?”

In addition to the proxy statement, a copy of our annual report on Form 10-K for the year ended December 31, 2010, which is not part of the proxy soliciting material, is enclosed.

We appreciate your interest and investment in Solera National Bancorp, Inc. and look forward to seeing you at the annual meeting.

Sincerely,

/s/ Douglas Crichfield
Douglas Crichfield
President & Chief Executive Officer

SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

(303) 209-8600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on June 16, 2011

NOTICE IS HEREBY GIVEN that the 2011 Annual Meeting of Shareholders of Solera National Bancorp, Inc. will be held at 10:00 a.m., local time, on June 16, 2011, at the Lakewood Country Club, 6800 West 10th Avenue, Lakewood, CO 80214, to consider and act upon the following matters:

1.                                       The election of eleven directors to the Board of Directors of Solera National Bancorp, Inc. for terms expiring at the 2012 annual meeting of shareholders or until their successors are duly elected and qualified;

2.                                       The ratification of McGladrey & Pullen, LLP, as the independent registered public accounting firm for Solera National Bancorp, Inc. for the fiscal year ending December 31, 2011; and

3.                                       The transaction of such other business as may properly come before the annual meeting or at any adjournment or postponement thereof. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Only shareholders of record as of the close of business on April 19, 2011 are entitled to notice of, and to vote at, the annual meeting or any adjournments thereof.  A list of shareholders will be available for inspection for a period of 10 days prior to the annual meeting at the main office of Solera National Bancorp, Inc. at 319 S. Sheridan Blvd., Lakewood, Colorado 80226 and will also be available for inspection at the meeting itself.

You are cordially invited to attend the annual meeting in person. However, whether or not you expect to attend the annual meeting in person, we urge you to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) or submit your proxy over the Internet or by telephone. This will ensure the presence of a quorum at the annual meeting and that your shares are voted in accordance with your wishes. For further details, see “About the Annual Meeting - How do I vote?”

By Order of the Board of Directors

/s/ Robert J. Fenton
Robert J. Fenton
Executive Vice President, Chief Financial Officer & Secretary

Lakewood, Colorado
April 26, 2011

This notice of annual meeting and proxy statement and form of proxy are first being distributed to shareholders on or about May 2, 2011.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 16, 2011

The Solera National Bancorp, Inc. Proxy Statement, Proxy Card, and Annual Report on Form 10-K for the year-ended December 31, 2010 are available for viewing on our website www.solerabank.com under “About Us”, “Investor Relations” and “Shareholder Materials” or by accessing www.proxyvote.com and entering the control number printed on the enclosed Proxy Card.

i

SOLERA NATIONAL BANCORP, INC.

319 S. Sheridan Blvd.

Lakewood, Colorado 80226

PROXY STATEMENT

FOR

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2011

This proxy statement contains information related to the annual meeting of shareholders of Solera National Bancorp, Inc. to be held on June 16, 2011, beginning at 10:00 a.m., local time, at the Lakewood Country Club, 6800 West 10th Avenue, Lakewood, CO 80214, and at any postponements or adjournments thereof.

ABOUT THE ANNUAL MEETING

Who is soliciting my proxy?

Our Board of Directors is sending you this proxy statement in connection with the solicitation of proxies for use at the 2011 annual meeting. Certain of our directors, officers, and employees may also solicit proxies on our behalf by mail, telephone, or facsimile.

Who will bear the costs of soliciting proxies for the annual meeting?

We will bear the cost of soliciting proxies for the annual meeting.  We will reimburse banks and brokers who hold shares in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  In addition to solicitations by mail, our directors, officers and employees, including those of our subsidiary, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

What is the purpose of the annual meeting?

At the annual meeting, shareholders will act upon the matters outlined in the accompanying notice of annual meeting, including:

Proposal One:  The election of eleven directors to the Board of Directors for terms expiring at the 2012 annual meeting of shareholders or until their successors are duly elected and qualified;

Proposal Two:  The ratification of McGladrey & Pullen, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2011.

In addition, our management will report on our performance during 2010 and respond to appropriate questions from shareholders. Except with respect to the procedural matters incident to the conduct of the meeting, we are not aware of any other business to be brought before the meeting.

Who is entitled to vote at the annual meeting?

Only shareholders of record as of the close of business on the record date, April 19, 2011, are entitled to receive notice of the annual meeting and to vote the shares of common stock that they held on that date at the annual meeting or any postponement or adjournment thereof. Each outstanding share of our common stock entitles its holder to cast one vote on each matter to be voted upon at the annual meeting. The total number of shares of our common stock outstanding on the record date and eligible to cast votes at the annual meeting is 2,553,671.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring appropriate documentation from your broker or nominee to personally vote at the annual meeting.

How many votes must be present to hold the annual meeting?

The presence at the annual meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date, or 1,276,836 shares, will constitute a quorum at the annual meeting. For purposes of determining a quorum, proxies received but marked as abstentions and broker non-votes will be treated as shares that are present and entitled to vote.  A broker “non-vote” occurs on an item when shares held by a broker are present or represented at the meeting, but the broker is not permitted to vote on that item without instruction from the beneficial owner of the shares and no instruction is given.

How will my vote be counted?

In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees or withhold votes as to specific nominees.  There is no cumulative voting for the election of directors.  Directors must be elected by a plurality of the votes cast.  Votes withheld and broker non-votes will not count towards the election of directors.

In voting to approve the appointment of McGladrey and Pullen, LLP as the independent registered public accounting firm you may vote in favor of the proposal, against the proposal or abstain from voting.  To be approved, this matter requires the affirmative vote of a majority of the votes cast.  Abstentions will have the same effect as a negative vote, while broker non-votes will have no effect on the voting.

What is the effect of me not casting my vote?

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Proposal One of this Proxy Statement).  Your broker will not have the ability to vote your uninstructed shares in the election of directors at their discretion.  Thus, if you hold your shares in street name and you do no instruct your broker how to vote in the election of directors, no votes will be cast on your behalf.  These are referred to as broker non-votes.  Your broker will, however, have discretion to vote any uninstructed shares on the ratification of the appointment of our independent registered public accounting firm (Proposal Two of this Proxy Statement).

How do I vote?

You may vote your shares either in person at the annual meeting or by proxy whether or not you attend the annual meeting. Shares held in your name as the shareholder of record may be voted in person at the annual meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the annual meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the meeting.

Shareholders whose shares are registered in their own names may vote by submitting a proxy via the Internet, telephone or by mailing a completed proxy card as an alternative to voting in person at the meeting. Instructions for voting via the Internet or by telephone are set forth on the enclosed proxy card. To vote by mailing a proxy card, sign and return the enclosed proxy card in the enclosed prepaid and addressed envelope, and your shares will be voted at the meeting in the manner you direct. Granting a proxy will not affect your right to vote your shares if you attend the annual meeting and want to vote in person; by voting in person you will revoke your proxy. You may also revoke your proxy at any time before the vote at the meeting by providing our Secretary written notice of your revocation or by submitting a proxy bearing a later date via Internet, telephone or mail. If you submit your proxy but do not mark your voting preferences, the proxy holders will vote your shares FOR the election of each of the nominees for director, and FOR the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2011.

If your shares are registered in the name of a broker, trustee or nominee, you will receive instructions from your holder of record that must be followed in order for the record holder to vote the shares per your instructions. Many brokerage firms have a process for their beneficial holders to provide instructions over the phone or via the Internet. If Internet or telephone voting is unavailable from your brokerage firm, please complete and return the enclosed voting instruction card in the addressed, postage paid envelope provided.

Can I change my vote?

Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting. If you are the shareholder of record, you may change your vote by granting via Internet, telephone or mail a new proxy bearing a later date (which automatically revokes the earlier proxy), by providing a written notice of revocation to our Secretary prior to your shares being voted, or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

What vote is required to approve each proposal?

Election of Directors	The election of each nominee for director requires the affirmative vote of a plurality of the votes cast on such proposal at the annual meeting of shareholders.

Ratification of Appointment of Independent Accountants

The ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2011 requires the affirmative vote of a majority of the shares present at the meeting in person or by proxy and entitled to vote.

What is the effect of broker non-votes and abstentions?

Broker non-votes and shares as to which proxy authority has been withheld with respect to any matter are not entitled to vote for purposes of determining whether shareholder approval of that matter has been obtained and, therefore, will have no effect on the outcome of the vote on any such matter. Abstentions have the same effect as negative votes.

Is cumulative voting permitted for the election of directors?

Shareholders may not cumulate votes in the election of directors, which means that each shareholder may vote no more than the number of shares he/or she owns for a single director.

Where can I find the voting results?

We will publish the voting results in a Form 8-K to be filed with the Securities and Exchange Commission no later than June 22, 2011.

Can I vote on other matters?

The matters presented at an annual meeting are limited to those properly presented by the Board of Directors and those properly presented by shareholders. We have not received notice from any shareholder as to any matter to come before the annual meeting. If any other matter is properly presented at the annual meeting, your signed proxy gives Douglas Crichfield and Robert J. Fenton, the proxy holders, authority to vote your shares.

How does the Board of Directors recommend I vote on the proposals?

Unless you give other instructions on your proxy card, Douglas Crichfield and Robert J. Fenton, the proxy holders, will vote in accordance with the recommendations of our Board of Directors. Our Board of Directors recommends a vote FOR the election of the nominated slate of directors, and FOR the ratification of McGladrey & Pullen, LLP, as our independent registered public accounting firm for 2011.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our Board of Directors, or if no recommendation is given, in their own discretion.

Who can help answer my questions?

If you have any questions about the annual meeting or how to vote or revoke your proxy, or if you should need additional copies of this proxy statement or voting materials, please contact:

Robert J. Fenton

Executive Vice President, Chief Financial Officer and Secretary

Solera National Bancorp, Inc.

319 South Sheridan Blvd.

Lakewood, Colorado 80226

(303) 202-0933

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the common stock of Solera National Bancorp, Inc. (the “Company,” “we” or “us”) as of April 19, 2011, for:

•             each person known by us to own beneficially more than 5% of our common stock;

•             each officer named in the summary compensation table;

•             each of our directors and director nominees; and

•             all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. Subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. In addition, shares of common stock issuable upon exercise of options and warrants beneficially owned that are exercisable within sixty days of April 19, 2011, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

	Number of Shares Beneficially Owned
Name and Address* of Beneficial Owners	Common Stock	Organizer Warrants(1)	Stock Options(2)		Total		Percent of Class (3)
Greater Than 5% Shareholders:
Michael D. Quagliano 307 N. 36th Street, Suite 203 Quincy, IL 62301	340,470	—	—		340,470		13.33%
Directors and Named Executive Officers:
Norma R. Akers	20,000	16,181	8,438		44,619	(4)	1.73%
Rob L. Alvarado	45,500	40,000	6,938		92,438	(5)	3.55%
Maria G. Arias	12,750	7,000	6,938		26,688	(6)	1.04%
Douglas Crichfield	10,000	7,500	24,063		41,563	(7)	1.61%
Robert J. Fenton	20,000	16,181	74,146		110,327	(8)	4.17%
Robert M. Gallegos	24,000	16,181	6,938		47,119	(9)	1.83%
Ronald E. Montoya	20,000	16,181	10,313		46,494	(10)	1.80%
Ray L. Nash	500	—	8,438		8,938	(11)	0.35%
Joel S. Rosenstein	16,063	16,063	—		32,126		1.25%
Basil Sabbah	25,000	25,000	12,188		62,188	(12)	2.40%
F. Stanley Sena	7,100	14,000	6,938		28,038	(13)	1.09%
Larry D. Trujillo	10,000	10,000	2,250		22,250	(14)	0.87%
Kent C. Veio	10,000	16,181	8,438		34,619	(15)	1.34%
All directors and executive officers as a group (14 persons)	220,913	200,468	178,526	(16)	599,907	(16)	20.46%
Former Named Executive Officer:
Mark J. Martinez	14,081	—	54,269		68,350	(17)	2.62%

*          The address of each of our directors and named executives is c/o Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, Colorado 80226.

(1)      Organizer warrants were granted to the Company’s Organizers who met various minimum requirements.  Each Organizer warrant entitles the holder to purchase one additional share of the Company’s common stock at an exercise price of $10.00 per share.  The Organizer warrants are fully vested and exercisable anytime prior to September 10, 2017.

(2)       Includes the number of unvested shares of common stock that the director/named executive will have the right to acquire within 60 days of April 19, 2011, pursuant to the scheduled vesting of stock options.

(3)       Calculated based on 2,553,671 shares of common stock outstanding as of April 19, 2011 plus options and warrants exercisable within sixty days of April 19, 2011 for the individual or the group, as applicable.

(4)       Includes 5,000 shares of common stock that are owned by children of which the named individual has the investment power.  Also includes 1,042 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(5)       Includes 30,000 shares of common stock and organizer warrants to acquire 24,500 shares of common stock that are owned by two limited liability companies for which the named individual has the investment power.  Also includes 709 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(6)       Includes 5,750 shares of common stock owned by family members of which the named individual has the investment power.  Also includes 709 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(7)       Includes 2,292 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(8)       Includes 1,000 shares of common stock that are owned by children of which the named individual has the investment power.  Also includes 4,146 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(9)       Includes 4,000 shares of common stock that are owned by relatives of which the named individual has the investment power.  Also includes 709 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(10)     Includes 1,125 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(11)     Includes 1,042 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(12)     Includes 1,875 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(13)     Includes 100 shares of common stock owned by spouse of which the named individual has the investment power.  Also includes 709 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(14)     Includes 500 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.

(15)     Includes 1,042 unvested options that are scheduled to vest within sixty (60) days of April 19, 2011.  Mr. Veio has pledged as security 10,000 shares of our common stock.

(16)     Includes 2,500 vested stock options held by Larry Heesch, our Senior Vice President and Chief Credit Officer, who is an executive officer but not a named executive officer as defined by Securities and Exchange Commission rules for the purpose of this proxy statement.

(17)     Includes 1,631 shares of common stock that are owned by spouse of which the named individual has the investment power.

PROPOSAL ONE:
ELECTION OF DIRECTORS

Director Nominees

Our Board of Directors is presently composed of twelve members.  Our bylaws require that all directors be elected each year for a one year term.  Of the nominees for election at this meeting, all are currently directors.  Although the term of office for twelve directors expires at the annual meeting, only eleven directors have been nominated by the Board.  Mr. Joel S. Rosenstein, a current director, will not stand for re-election but will complete the term of his directorship, which expires on the date of our annual meeting, June 16, 2011.  The Board, at its discretion, has decided to not fill the vacancy at this time, and as a result, the size of our Board of Directors will be reduced.  The Board of Directors has proposed the eleven nominees listed below for election as directors to serve until the 2012 annual meeting or until their successors are duly elected and qualified.

Unless otherwise specified in the accompanying form of proxy, proxies solicited hereby will be voted for the election of the nominees listed below. Each of the nominees has agreed to serve. If any of them should become unable to serve as a director, the Board of Directors may designate a substitute nominee. In that case, the proxies shall be voted for the substitute nominee or nominees to be designated by the Board of Directors. If no substitute nominees are available, the size of the Board of Directors will be reduced.

There are no arrangements or understandings between Solera National Bancorp, Inc. and any person pursuant to which such person has been elected or nominated as a director.

Set forth below is certain information with respect to each nominee for election as a director:

Name	Age	Position(s) Held with Solera National Bancorp, Inc.	Position(s) Held with Solera National Bank	Director Since
Norma R. Akers	57	Director	Director	2006
Rob L. Alvarado	34	Director	Director	2006
Maria G. Arias	49	Director	Director	2006
Douglas Crichfield	67	Chief Executive Officer and Director	Chief Executive Officer and Director	2006
Robert M. Gallegos	63	Director	Director	2006
Ronald E. Montoya	70	Vice Chairman and Director	Vice Chairman and Director	2006
Ray L. Nash	59	Director	Director	2006
Basil Sabbah	42	Chairman and Director	Chairman and Director	2006
F. Stanley Sena	62	Director	Director	2006
Larry D. Trujillo	50	Director	Director	2009
Kent C. Veio	44	Director	Director	2006

Norma R. Akers

Norma Akers spent 20 years working for AT&T and Lucent Technologies Inc. in various business management, finance, information officer and diversity roles within the company.  Her last position with Lucent Technologies was Director of Sales for the account management relationship for Qwest managing the Lucent Technologies Software Sales team.  She retired from Lucent Technologies in 2001.  Prior to joining AT&T, Ms. Akers was a financial internal auditor for Monsanto Company.  Ms. Akers came to the United States in 1977 after receiving her B.S. degree at the University in Tegucigalpa, Honduras in Business Administration.  In 1979, Ms. Akers graduated from the University of Dallas, Braniff School of Management with an MBA in International Finance.

Ms. Akers’ qualifications to serve on the Board include her extensive and diverse business background and her continued involvement with the Spanish-speaking population in the Denver-area.

Rob L. Alvarado

Since March 2004, Mr. Alvarado has served as Executive Vice President and Legal Counsel at Palo Alto Inc., which owns and operates approximately 130 food franchises in Colorado, California, New Mexico and Virginia.  As of January 2011, Mr. Alvarado now serves as the Chief Executive Officer of Palo Alto Inc.  In conjunction with this role, Mr. Alvarado serves as the Managing Member of Alvarado Concepts LLC, a sister company of Palo Alto which owns and operates restaurants. Prior to that, he was an Associate with Brownstein Hyatt & Farber P.C. from December 2002 through March 2004.  Before joining Brownstein Hyatt & Farber P.C., Mr. Alvarado was a Financial Analyst / Operations Consultant for Palo Alto, Inc. from May 2001 through December 2002.  Mr. Alvarado received his law degree from the University of Denver, College of Law.  In addition, he holds an MBA from the University of Denver, Daniels College of Business, and an undergraduate degree in hotel and restaurant management from Cornell University.  He sits on the Board of Directors of the Latin American Education Foundation, the Colorado I Have a Dream Foundation, and as a Trustee for the Denver Zoo Foundation.  Mr. Alvarado also serves as President of the Denver and Albuquerque Taco Bell Restaurant Marketing Associations, Vice-President of the KFC New Mexico Marketing Co-op and as an ad hoc member of FRANMAC which is the Taco Bell Franchise Association Group.  In addition, Mr. Alvarado serves as Of Counsel for the law firm Kline, Alvarado and Veio, P.C., is a managing member of CovertaCard LLC, a firm that markets unique data, credit and gift cards, and is a principal member of Champion Private Diversified Fund, a private equity real estate fund based in Denver.  Finally, Mr. Alvarado serves on the Board of Directors of the Franchise Insurance Group a captive insurance group that insures approximately 2,500 quick-service restaurants across the country.

Mr. Alvarado’s qualifications to serve on the Board include his experience serving on a variety of boards throughout his career, as well as his extensive legal and business background particularly his expertise involving retail site selection and commercial real estate negotiations.

Maria G. Arias

In February 2007, Ms. Arias joined Comcast Cable where she has held positions of Area Vice President, Vice President — Operations Management and currently serves as the Executive Director of Diversity.  Before joining Comcast Cable, she served as Vice President of Law and Government Affairs for Adelphia Communications Corporation based in Denver, Colorado from March 2003 through July 2006.  In this capacity, she was responsible for providing legal support on cable operations, franchising and local government affairs matters to Adelphia’s corporate and regional teams.  Previously, Ms. Arias was the Vice President of Local Government Affairs for AT&T Broadband from February 2001 through November 2002. Ms. Arias received her Juris Doctorate from Northwestern University School of Law and her Bachelor of Arts degree from DePaul University.  She is a member of the ABA and Women in Cable & Telecommunications (WICT), and the National Association of Multi Ethnicity in Communications. She also serves on the Board of Junior Achievement of Southern Colorado.

Ms. Arias’ qualifications to serve on the Board include her extensive legal and business backgrounds and her niche in serving as a director of diversity.

Douglas Crichfield

Prior to assuming the President and CEO role at Solera National Bancorp, Inc. in October 2008, Mr. Crichfield was Principal and Owner of the Crichfield Group which provided business consulting for entrepreneurs with an emphasis on bank advisory work.  Prior to forming the Crichfield Group in September 1999, he was a Director and EVP of CFX Corporation, Keene, New Hampshire (a bank holding company); and President, CEO & Trustee for the holding company’s principal subsidiary, CFX Bank.  Additionally, he served as President, CEO and Director of Community Bankshares, Inc., (a bank holding company) and its wholly owned subsidiary Concord Savings Bank, Concord, New Hampshire for seven years.  Mr. Crichfield has a Certificate from Harvard University Institute of Financial Management; a Certificate from the University of Illinois Graduate School of Bank Investments; and a B.A. and M.A. in Economics from Northeastern University.

Mr. Crichfield’s qualifications to serve on the Board include his over 25 years of bank management, entrepreneurial and advisory experience.

Robert M. Gallegos

Mr. Gallegos has served as the President and Chief Financial Officer of The Gallegos Corporation (TGC) since January 1982.  TGC, headquartered in Vail, Colorado, is a leader in quality residential and commercial construction services and employs several hundred individuals in five states.  TGC has offices in Vail, Aspen, Telluride, and Denver.  Prior to joining the family-owned business, Mr. Gallegos spent ten years with the Foundation for Urban and Neighborhood Development.  Mr. Gallegos was responsible for designing a process for citizen participation and community involvement in the decision-making process.  Mr. Gallegos has been an active member in his community including service on the United Way’s annual grant allocation committee, member of the school board advisory committee, a Town Council Board member in Minturn, Colorado and the Planning Commission for Eagle County, Colorado, among others.

Mr. Gallegos’ qualifications to serve on the Board include his extensive knowledge of the residential and commercial construction business combined with his involvement in a number of community service organizations.

Ronald E. Montoya

Ronald Montoya is currently the owner of Innov8 Solutions USA, a leader in value-added services and logistics. Before that, he was President and CEO of Plasticomm Industries, Inc. from its founding in 1990 through his retirement in 2009. Plasticomm is a supplier, assembler and manufacturer of telecommunications products, cable and cable products based in Denver, Colorado.  He has also held the office of Director for the Office of Minority Business for the State of Colorado.  Mr. Montoya holds a Bachelor of Arts degree from the University of Colorado, and Juris Doctorate from the University of Denver.  Mr. Montoya is a dedicated member of several community boards, including Mountain States Employers Council, Rose Community Foundation, Latino Community Foundation of CO, and the Mexican Cultural Center. He has served on over 25 boards including National Jewish Hospital, Metro State College Foundation, St. Joseph’s Hospital Foundation, Denver Hotel Authority, Colorado Forum and many others.  He has lived in the Denver community for 70 years.  He was an advisory board member for 12 years for U.S. Bank.  He served as the Chairman of the Board for the U.S. Hispanic Chamber of Commerce from 1996 to 1998, and as Executive Director of the Colorado Office of Minority Business from 1986 to 1990.

Mr. Montoya’s qualifications to serve on the Board include his experience as a board member for a variety of organizations including his twelve years serving as an advisory board member for U.S. Bank.

Ray L. Nash

From its founding in 1989 to 2000, Mr. Nash served as Chief Financial Officer of Vectra Bank based in Denver, Colorado.  During this time, he participated in all aspects of the bank’s strategic planning and managed several private and public offerings of stock.  Mr. Nash also managed the bank’s investment portfolio, which totaled over $300 million at its peak, and managed the acquisition of numerous banks and the evaluation of many more acquisition candidates.  Mr. Nash managed all SEC reporting, investor relations, human resources, finance and accounting, purchasing and facilities.  Additionally, he was the primary liaison with all banking regulators.  Along with the CEO, Mr. Nash successfully negotiated and completed the sale of Vectra Bank to Zions Bancorp in 1998.  Mr. Nash continued to be CFO of Vectra Bank after the sale until his retirement in 2000.  Prior to joining Vectra, Mr. Nash spent six years as the Controller of the WestAmerica Mortgage Company where he managed all accounting functions.  Prior to joining WestAmerica, Mr. Nash worked for nine years with Deloitte Haskins and Sells, at the time, one of the big eight international accounting firms.  Mr. Nash currently maintains his CPA license.  He holds a BS in Accounting from the University of Utah and he completed the three-year curriculum at the Mortgage Bankers Association of America’s School of Mortgage Banking in 1987.  Since retiring from banking in 2000, Mr. Nash has managed personal and family investments and dedicated considerable time to volunteer activities.  In 2007, Mr. Nash founded Nash Family LLC, a land development business, where he currently serves as CEO.

Mr. Nash’s qualifications to serve on the Board include his extensive banking background, as well as his financial expertise.

Basil Sabbah

Mr. Sabbah is the CEO and owner of Sabbro, LLC, an engineering consulting company located in Denver, Colorado.  The company provides engineering services to the United States government and other large contractors.  Prior to forming Sabbro, LLC in January 2003, Mr. Sabbah worked from December 2001 through January 2003 as Director of Latin America Business Development for technology company Network Appliance.  He also worked as Director of Business Development from June 1997 through December 2001 for Halliburton in Latin America.  He is a member of the Denver Hispanic Chamber of Commerce and Hispanic Contractors.  Mr. Sabbah holds a BA in Anthropology and BS in Physics from the University of California.

Mr. Sabbah’s qualifications to serve as Chairman of the Board include his substantial experience in business development, fundraising, and government contracting.

F. Stanley Sena

Mr. Sena is currently President and CEO of SNAP Staffing Services, a mid-sized staffing firm located in Denver, Colorado focusing on administrative and light industrial temporary, temp-to-hire, and permanent placement.  Mr. Sena is also President and CEO of Rocky Mountain Minority Supplier Development Council, a corporate member organization focusing on providing contracting access and opportunity between corporate America and minority-owned businesses.  From January 2001 until December 2004, Mr. Sena was Managing Director of LNS Services Company, an international logistics consulting organization.  Mr. Sena was previously Executive Vice President and COO of Americold Corporation, the leading third-party supplier of supply chain solutions in the consumer packaged goods industry.  Mr. Sena received his BA from Metropolitan State College and his doctorate in Law from the University of Denver.  He has been an attorney for 25 years and continues to be active in the Colorado Bar Association, the Douglas County Bar Association, and the Colorado Hispanic Bar Association.

Mr. Sena’s qualifications to serve on the Board include his extensive business and legal background, coupled with his involvement with minority-owned businesses.

Larry D. Trujillo

Mr. Trujillo is currently employed under Governor Hickenlooper and was appointed by Governor Ritter working as a director in the Governor’s Office of Homeland Security. He is the owner of LDT Consulting LLC and Managing Partner of CovertaCard LLC.  Former Denver Fire Chief, Mr. Trujillo, retired after 25 years of service in August of 2007. In August 2003, Mr. Trujillo was appointed by Mayor John Hickenlooper to the position of Chief of the Department. Chief Trujillo was responsible for one of the largest fire departments in the country, which included 914 Civil Service members, 42 Career Service employees and overseeing an $85 million budget. After 9/11, Mr. Trujillo assisted in raising over $2 million for the New York Firefighters Emergency Relief Fund. He is also a very active member of the Firefighters Incorporated for Racial Equality (F.I.R.E). His significant community contributions include being a board member in the following organizations: LAEF (Latin American Education Foundation), American Heart Association, La Clinica Tepeyac and La Escuela Tlatelolco, and the Mark Langvardt Memorial Tournament for Mount St. Vincent Home. Mr. Trujillo attended the University of Northern Colorado and Metropolitan State College. He is bilingual, and has numerous certifications in Hazardous Materials, Dive and River Rescue, Conflict Resolution, and Risk Management, and has completed several leadership training courses.

Mr. Trujillo’s qualifications to serve on the Board include his diverse background, his experience as a board member for a variety of organizations and his leadership position within the community.

Kent C. Veio

K.C. Veio is currently the Chairman of Kline Alvarado Veio, P.C., a Denver-based firm that focuses in the areas of public finance and business law.  Prior to forming the firm in June 2004, Mr. Veio was a shareholder and Chair of the municipal and public finance group at Brownstein Hyatt & Farber.  He was with the firm from January 2001 through June 2004.  In 1999, Governor Bill Owens appointed Mr. Veio to the Board of Directors of the Colorado Educational and Cultural Facilities Authority, and in 2002, Denver Mayor John Hickenlooper appointed Veio to become a Commissioner of the Denver Public Library.  Veio received his law degree from the University of Denver, College of Law, and his undergraduate degree in business from the University of Colorado.

Mr. Veio’s qualifications to the serve on the Board include his professional work as an attorney which involves the representation of many commercial lenders and financial institutions and affords him an in-depth understanding of the financial services industry.

Vote Required

The vote of the holders of a plurality of the shares present in person or represented by proxy and entitled to vote in the election of directors is required to elect any director.

Recommendation of the Board of Directors

The Board of Directors recommends that the shareholders vote “FOR” each of the nominees for election as director.

Executive Officers

As of the date of this proxy statement our executive officers are as follows:

Douglas Crichfield, President and Chief Executive Officer

Biographical information for Mr. Crichfield is set forth above under “Director Nominees.”

Robert J. Fenton, Executive Vice President, Chief Financial Officer and Chief Operating Officer

Mr. Fenton, age 54, joined the Bank project in January 2005 as a co-founder and Organizer and as a full-time consultant in April 2005.  Prior to this, he was the CFO of Visa Debit Processing Services (DPS), a division of Visa USA.  At the time, DPS was the second largest processor of Visa transactions in the world.  He served in that capacity from October 2002 through July 2004.  Prior to joining Visa, Mr. Fenton was the CFO of

E*TRADE Bank from January 2001 through October 2002.  At the time, E*TRADE Bank was a $15 billion savings bank, the fifth largest OTS-regulated bank in the country.  Before joining E*TRADE, Mr. Fenton held several leadership positions, domestically and internationally, during his 15 years with Citicorp/Citibank (now Citigroup).  In his final role at Citi, Mr. Fenton was the CFO of the Travel and Business Strategic Business Unit, an operating unit of Citi Cards North America.  The business unit was responsible for the Citibank AAdvantage card, the premier co-branded airline reward card in the industry.  Prior to his tenure at Citigroup, Mr. Fenton spent five years with PepsiCo in various finance roles, as well as two years at Price Waterhouse (now known as PricewaterhouseCoopers).  Mr. Fenton is a CPA (inactive license) and has an MBA in Finance from Pace University and a Bachelor of Science in Accounting from Ithaca College in Ithaca, New York.

Larry Heesch, Senior Vice President, Chief Credit Officer

Mr. Heesch, age 63, brings 38 years of banking and credit experience to the Bank.  Prior to joining Solera in June 2009, Mr. Heesch served as the Western Regional Credit Manager of TCF Bank’s Colorado operations from June 2007 to July 2008.  Prior to joining TCF Bank, Mr. Heesch was Chief Credit Officer of First Western Capital Bank from June 2006 to June 2007 which was a near start-up bank needing chartering help in states other than Colorado.  Prior to that, Mr. Heesch was Chief Credit Officer of Matrix Capital Bank from June 2001 to April 2006 where he oversaw the profitable establishment of multiple lines of new business.  Mr. Heesch’s background includes asset-based lending, leasing, real estate and oil and gas financing. Mr. Heesch has a Bachelor of Science in Business Administration from Western State College of Colorado in Gunnison, Colorado.

CORPORATE GOVERNANCE

Corporate Governance Principles and Board Matters

We are committed to having sound corporate governance principles, both at the holding company level and at Solera National Bank. Such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. We have adopted a Conflict of Interest and Code of Ethics Policy, which, together with the policies referred to therein, is applicable to all of our directors, officers and employees and complies with the applicable provisions of the Securities Exchange Act of 1934 (the “Exchange Act”). The Conflict of Interest and Code of Ethics Policy covers all areas of professional conduct, including conflicts of interest, disclosure obligations, insider trading and confidential information, as well as compliance with all laws, rules and regulations applicable to our business. We encourage all employees, officers and directors to promptly report any violations of any of our policies. Copies of our Conflict of Interest and Code of Ethics Policy may be obtained by any person, without charge, upon written request to Solera National Bancorp, Inc., Attn: Robert J. Fenton, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

Board Independence

Our Board of Directors has determined that each of our current directors, except Mr. Crichfield, is an “independent director” within the meaning of Rule 4200(a)(15) of the Nasdaq listing standards.  Mr. Crichfield currently serves as our and the Bank’s President and Chief Executive Officer.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, government or banking. They should be committed to enhancing shareholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all shareholders. When considering potential director candidates, the Board also considers the candidate’s character, judgment, diversity, skills, including financial literacy and experience in the context of our needs and the needs of the Board of Directors.

Board Structure and Committee Composition

As of the date of this proxy statement, our current Board of Directors is composed of twelve persons. We also have an Audit Committee, Compensation Committee, Nomination and Governance Committee and Executive Committee. The membership of the committees is detailed in the table below with an “M” designating membership on the respective committee and a “C” designating chairman of the respective committee.

Director	Audit Committee	Compensation Committee	Nomination and Governance Committee	Executive Committee
Norma R. Akers		C	M
Rob L. Alvarado	M		M
Maria G. Arias			M
Douglas Crichfield				M
Robert M. Gallegos	M
Ronald E. Montoya	M			M
Ray L. Nash	C
Joel S. Rosenstein
Basil Sabbah		M		C
F. Stanley Sena		M
Larry D. Trujillo
Kent C. Veio		M	C

Regularly scheduled Board of Directors’ meetings for Solera National Bancorp, Inc. are typically held monthly.  Additional special meetings may be held as needed.  During the fiscal year 2010, our Board held fourteen (14) meetings. Each incumbent director attended at least 75% of the total of all Board and applicable committee meetings, except for Rob L. Alvarado, who attended 58%, Maria Arias, who attended 73%, Larry D. Trujillo who attended 71%, and Joel S. Rosenstein who attended 67% of the meetings.  Directors are encouraged to attend annual meetings of our shareholders, although we have no formal policy on director attendance at annual shareholders’ meetings. The 2010 Annual Meeting of Shareholders was attended by 7 of the 11 directors comprising the Board at the time.

Committees of Solera National Bancorp, Inc.

Audit Committee

The current members of the Audit Committee are Ray L. Nash (Chairman), Rob L. Alvarado, Robert M. Gallegos, and Ronald E. Montoya.  The Audit Committee met four (4) times during fiscal year 2010.  Our independent registered public accounting firm was present at each of these meetings.  The members of the Audit Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect and the financial literacy requirements under applicable SEC and Nasdaq rules.  The Board of Directors has determined that Mr. Nash qualifies as an audit committee financial expert under the definition outlined by the SEC.  A current copy of the Audit Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Audit Committee assists the Board in fulfilling its responsibilities for general oversight of the integrity of our consolidated financial statements, compliance with legal and regulatory requirements, the independent accountants’ qualifications and independence, the performance of independent accountants, risk assessment and risk management. The duties of the Audit Committee include:

•             appointing, evaluating and determining the compensation of our independent accountants;

•             reviewing and approving the scope of the annual audit, the audit fee and the financial statements;

•             reviewing disclosure controls and procedures, internal control over financial reporting, the internal audit function and corporate policies with respect to financial information;

•             reviewing other risks that may have a significant impact on our financial statements;

•             preparing the Audit Committee report for inclusion in the annual proxy statement; and

•             establishing procedures for the receipt, retention and treatment of complaints regarding accounting and auditing matters.

The Audit Committee works closely with management as well as our independent accountants. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from us for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties.

Compensation Committee

The current members of the Compensation Committee are Norma R. Akers (Chairman), Basil Sabbah, F. Stanley Sena and Kent C. Veio.  The Compensation Committee met three (3) times during fiscal year 2010.  The members of the Compensation Committee are “independent directors” as such term is defined in Rule 4200(a)(15) of the Nasdaq listing standards as currently in effect.  A current copy of the Compensation Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Compensation Committee recommends to the Board of Directors the salaries of senior management and compensation paid to directors.  The committee assists senior management in indentifying candidates for available positions and coordinates efforts with legal counsel to create employee compensation plans, including the granting of stock options.  The committee is responsible for performance evaluations of senior management and for creating senior management compensation plans.  The committee reviews and recommends employee benefit plans, as proposed by management, to the Board of Directors.

Nomination and Governance Committee

The current members of the Nomination and Governance Committee are Kent C. Veio (Chairman), Norma R. Akers, Rob L. Alvarado, and Maria G. Arias.  The Nomination and Governance Committee met one (1) time during fiscal year 2010.  A current copy of the Nomination and Governance Committee charter can be found on our Investor Relations website under Governance Documents or by accessing the following url: http://ir.solerabankonline.com/govdocs.aspx?iid=4121659.

The Nomination and Governance Committee reviews all Board-recommended and shareholder-recommended nominees, determining each nominee’s qualifications and making a recommendation to the full Board of Directors as to which persons should be our Board’s nominees. Additionally, this committee is responsible for overseeing management continuity planning and developing and implementing the Company’s Corporate Governance Guidelines.  The committee has the following duties and responsibilities:

•                       Establish criteria for the selection of new directors to serve on the Board of Directors, taking into account at a minimum all applicable laws, rules, regulations and listing standards, a potential candidate’s experience, areas of expertise and other factors relative to the overall composition of the Board of Directors.

•                       Identify individuals believed to be qualified as candidates to serve on the Board of Directors of the Company and its subsidiaries and select, or recommend that a majority of independent members of the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting.

•                       Review director candidates submitted by shareholders in accordance with the policy set forth in the Company’s certificate of incorporation, as amended.

•                       Monitor the orientation and continuing education program for directors.

•                       Review the Board of Directors’ committee structure and recommend to the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

•                       Recommend members of the Board of Directors to serve as the chair of the committees of the Board of Directors.

•                       Review the adequacy of the charters adopted by each committee of the Board, and recommend changes as necessary.

•                       Oversee and approve the management continuity planning process. Annually review and evaluate the succession plans relating to the CEO and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

•                       Develop and recommend to the Board of Directors for its approval an annual self-evaluation process of the Board of Directors and its committees.  Based on the results of the annual evaluation, as well as on any other matters the committee shall deem relevant, the committee shall make such recommendations to the Board of Directors regarding Board processes and other items deemed appropriate to improve or ensure the effective functioning of the Board of Directors as the committee shall from time to time deem advisable or appropriate.

•                       Develop and recommend to the Board of Directors for its approval a set of Corporate Governance Guidelines.  The committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

•                       Perform any other activities consistent with the charter, the Company’s bylaws and governing law as the committee or the Board of Directors deem appropriate.

Executive Committee

The current members of the Executive Committee are Basil Sabbah (Chairman), Douglas Crichfield, and Ronald E. Montoya.  The Executive Committee did not meet during fiscal year 2010.  The Executive Committee does not operate pursuant to a written charter.

The Executive Committee meets as needed and, with certain exceptions, generally has the same powers as the Board of Directors in the management of our business affairs between Board meetings.  The Board of Directors will, from time to time, charge the Executive Committee with specific responsibilities and tasks as it deems appropriate.  The committee is not intended to act in place of the full Board, but rather in a support role, and the Executive Committee does not have the authority to exercise all of the Board’s powers; for example, the full Board of Directors generally reserves the right to execute extraordinary contracts such as mergers and acquisitions.  The committee will make recommendations to the Board of Directors regarding matters important to our overall management and strategic operation.

Shareholder Communications with our Board of Directors

Our Board of Directors has established a process for shareholders to communicate with the Board of Directors or with individual directors. Shareholders who wish to communicate with our Board of Directors or with individual directors should direct written correspondence to our Secretary at our principal executive offices located at 319 S. Sheridan Blvd. Lakewood, Colorado 80226. Any such communication must contain:

•	a representation that the shareholder is a beneficial holder of our capital stock;

•	the name and address, as they appear on our books, of the shareholder sending such communication; and

•	the number of shares of our capital stock that is beneficially owned by such shareholder.

The Secretary will forward such communications to our Board of Directors or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Secretary has the authority to discard the communication or to take appropriate legal action regarding such communication.

Consideration of Director Nominees

Our Board of Directors believes that it is necessary that the majority of our Board of Directors be comprised of independent directors and that it is desirable to have at least one audit committee financial expert serving on the Audit Committee. The Nomination and Governance Committee considers these requirements when recommending Board nominees. The Committee utilizes a variety of methods for identifying and evaluating nominees for director. It will regularly assess the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or other circumstances. Although the Nomination and Governance Committee does not have a formal written diversity policy, when considering potential director candidates, the Committee considers the candidate’s character, judgment, education, skills, including financial literacy, conflicts of interest and experience in the context of developing a heterogeneous Board that fits the needs of Solera National Bancorp, Inc. and the existing directors.

Our Board of Directors has established a procedure whereby our shareholders can nominate potential director candidates. The Nomination and Governance Committee will consider director candidates recommended by our shareholders in a similar manner as those recommended by members of management or other directors, provided the shareholder submitting such nomination has complied with procedures set forth in our bylaws.

Shareholders wishing to make such a submission may do so not later than December 27, 2011 by providing all information regarding the nominee that would be required under applicable proxy rules, including (in addition to the information required in our bylaws or by applicable law): (i) the full name and resident address of the nominee; (ii) the age of the nominee; (iii) the principal occupation of the nominee for the past five years; (iv) any current directorship held on public company boards; (v) the number of shares of our common stock held by the nominee, if any; and (vi) a signed statement of the nominee consenting to serve if elected. In addition, the shareholder making the nomination and the beneficial owner, if any, on whose behalf the nomination is being made must provide (i) the name and address, as they appear on our books, of such shareholder and such beneficial owner, (ii) the class and number of shares of Solera National Bancorp, Inc. that are owned beneficially and of record by such shareholder and such beneficial owner, and (iii) any material interest of the shareholder and/or such beneficial owner in the nominee or the nominee’s election as a director. Such information should be sent to the Nomination and Governance Committee, Solera National Bancorp, Inc., c/o Secretary, 319 S. Sheridan Blvd., Lakewood, Colorado 80226.

No candidates for director nominations were submitted to the Nomination and Governance Committee by any shareholder in connection with the annual meeting. Any shareholder desiring to present a nomination for consideration prior to the 2012 annual meeting must do so in accordance with our policies and bylaws.

Leadership Structure

The Board has chosen to separate the positions of Chairman of the Board and Chief Executive Officer.  At this time, Basil Sabbah serves as Chairman of the Board and Douglas Crichfield serves as President and Chief Executive Officer.  Separating these positions allows our Chief Executive Officer to focus on the day-to-day business and setting the strategic direction of the Company, while the Chairman leads the Board in its fundamental role of providing advice to and independent oversight of management.  Our bylaws and certificate of incorporation do not require that our Chairman and Chief Executive Officer positions be separate, however the Company has had this leadership structure since becoming a publicly-traded company.  The Board may, at its sole discretion, combine these positions at any time if they believe it would be in the best interest of the Company based on the current composition of, or circumstances facing, the Board.

Board’s Role in Risk Oversight

The Board believes that a critical part of its responsibilities is to maintain oversight of the Company’s assessment of the major risks facing the Company and its policies and procedures for monitoring and controlling these risks.  The Audit Committee has specific responsibility for oversight of risks associated with financial accounting, external and internal audits, internal control over financial reporting, contingency and disaster recovery planning and reviewing management’s assessment of specific product risks.  Management reports to the Audit Committee, at least quarterly, on the aforementioned risks.  The Audit Committee then reports summarized results and findings to the entire Board.  The Compensation Committee oversees the risks associated with the Company’s compensation policies as well as management development and leadership succession.  Additionally, the Company faces risks relating to day-to-day operations such as, but not limited to, credit risk, interest rate risk, liquidity risk and reputation risk.  Management is responsible for controlling these risks while the Board, as a whole and through its committees, is responsible for oversight of these risks.  Together, the Board and senior management provide strong oversight of the Company’s management of risks.

REPORT OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

The information contained in this Report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” or incorporated by reference in future filings with the Securities and Exchange Commission, or to be subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

In accordance with its written charter, the Audit Committee assists our Board of Directors in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over the accounting, auditing, and financial reporting practices.

Our Board of Directors has determined that the members of the Audit Committee satisfy the independence requirements of the Securities and Exchange Commission and the Nasdaq listing standards.

Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, the system of internal controls, and procedures designed to insure compliance with accounting standards and applicable laws and regulations. Our independent accountants are responsible for auditing the financial statements. The Audit Committee’s responsibility is to monitor and review these processes and procedures. The Audit Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent accountants that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

During fiscal 2010, the Audit Committee had four (4) meetings. The Audit Committee’s regular meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent accountants for 2010, McGladrey & Pullen, LLP. Among other things, the Audit Committee discussed with our independent accountants the overall scope and plans for their audit. The Audit Committee separately met with the independent accountants, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit Committee also discussed with our independent accountants all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees.”

The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2010 with management, and our independent accountants. Management’s discussions with the Audit Committee included a review of critical accounting policies.

The Audit Committee obtained from the independent accountants a formal written statement describing all relationships between us and our accountants that might bear on the accountants’ independence consistent with applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence.  The Audit Committee discussed with the accountants any relationships that may have an impact on their objectivity and independence and satisfied itself as to the accountants’ independence. The Audit Committee has reviewed and approved the amount of fees paid to McGladrey & Pullen, LLP, for audit and non-audit services. The Audit Committee concluded that the provision of services by McGladrey & Pullen, LLP is compatible with the maintenance of their independence.

Based on the above-mentioned review and discussions with management, and the independent accountants, and subject to the limitations on our role and responsibilities described above and in the Audit Committee charter, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2010, for filing with the Securities and Exchange Commission.

Audit Committee of the Board of Directors

Ray L. Nash (Chairman)

Rob L. Alvarado

Robert M. Gallegos

Ronald E. Montoya

EXECUTIVE COMPENSATION

Compensation Philosophy

The duty of the Compensation Committee is to evaluate and make recommendations to the Board of Directors regarding the administration of the executive compensation program for Solera National Bancorp, Inc. and Solera National Bank. The Compensation Committee is responsible for recommending appropriate compensation goals for the executive officers of Solera National Bancorp, Inc., evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board with regard to executive compensation. Solera National Bancorp, Inc.’s compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives, and increases in shareholder value. The Compensation Committee regularly reviews the compensation packages of Solera National Bancorp, Inc.’s executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Solera National Bancorp, Inc.’s financial performance, the market composition for executives of similar background and experience, and the performance of the executive officer under consideration. The particular elements of Solera National Bancorp, Inc.’s compensation programs for executive officers are described below.

Compensation Structure

The base compensation for the executive officers of Solera National Bancorp, Inc. named in the Summary Compensation Table is intended to be competitive with that paid in comparable situated industries, taking into account the scope of responsibilities. The goals of the Compensation Committee in establishing Solera National Bancorp, Inc.’s executive compensation program are:

•	to compensate the executive officers of Solera National Bancorp, Inc. fairly for their contributions to Solera National Bancorp, Inc.’s short, medium and long-term performance; and

•

to allow Solera National Bancorp, Inc. to attract, motivate and retain the management personnel necessary to Solera National Bancorp, Inc.’s success by providing an executive compensation program comparable to that offered by companies with which Solera National Bancorp, Inc. competes for management personnel.

The Company entered into employment agreements with some of the executive officers named in the Summary Compensation Table. The base salary level for each officer is determined by taking into account individual experience, individual performance, individual potential, competitive market considerations and specific issues particular to Solera National Bancorp, Inc. Base salary level for executive officers of selected banks and bank holding companies of similar size are also taken into consideration in setting an appropriate base salary for the named executive officers. The base level established for each executive officer is considered by the Compensation Committee to be competitive and reasonable.

The Compensation Committee monitors the base salary levels and the various incentives of the executive officers of Solera National Bancorp, Inc. to ensure that overall compensation is consistent with Solera National Bancorp, Inc.’s objectives and remains competitive within the area of Solera National Bancorp, Inc.’s operations. In setting the goals and measuring an executive’s performance against those goals, Solera National Bancorp, Inc. considers the performance of its competitors and general economic and market conditions. Each year, the Compensation Committee develops specific strategic and business goals to help determine the President and Chief Executive Officer’s bonus.  These goals consist of quantitative and qualitative factors including, but not limited to:  net income, total loans, total deposits, efficiency ratio, regulatory relations, investor relations and employee satisfaction.

Annual Compensation

The annual compensation of the executive officers of Solera National Bank consists of a base salary and discretionary annual performance bonuses which may be in cash, options to purchase Solera National Bancorp, Inc. stock or a combination of both.

Stock Incentive Plan

The Board of Directors and shareholders have approved the Solera National Bancorp, Inc. 2007 Stock Incentive Plan.  Stock options are currently the primary source of long-term incentive compensation for the executive officers and directors of Solera National Bancorp, Inc. and Solera National Bank. Each of the employees, executive officers, members of senior management and directors of Solera National Bancorp, Inc. and Solera National Bank is eligible to participate in the 2007 Stock Incentive Plan.

Employment Agreements

Compensation of the President and Chief Executive Officer

We have entered into an employment agreement with Douglas Crichfield regarding his employment as President and Chief Executive Officer of Solera National Bank and Solera National Bancorp, Inc.  The agreement commenced August 1, 2009, and continues in effect for a period of three years (3) with certain exceptions.  The agreement will expire and terminate by its own terms three years after commencement.  Under the terms of the agreement, Mr. Crichfield receives a base salary of $175,000 per year. Mr. Crichfield is eligible to participate in any executive incentive bonus plan and all other benefit programs that the Bank has adopted. Mr. Crichfield also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Crichfield with term life insurance coverage of two times his annual salary.  Additionally, Mr. Crichfield was paid a monthly mileage allowance of $500 for his commute from home to the Company’s corporate offices.

The Bank may terminate the agreement at any time for cause.  In the event of termination for cause, the Bank shall have no liability for any additional payments of salary or any benefits beyond the termination date, except as otherwise required by law.  Also, the Bank may terminate the agreement at any time if, in the reasonable discretion of the Board of Directors, it is determined that the agreement or the employment of Mr. Crichfield may prevent or otherwise encumber the Bank’s ability to enter into any agreement or transaction that is in the best interest of the Bank.  In the event of termination of the agreement in the best interest of the Bank, Mr. Crichfield shall be entitled to receive a severance payment in an amount equal to one hundred twenty days of his then-current base salary.  Finally, the Bank may terminate the agreement at any time for any or “no reason.”  In the event that the agreement is terminated for “no reason,” Mr. Crichfield shall be entitled to receive a severance payment in an amount equal to the payment of his then-current base salary for the lesser of the remaining term of the agreement or six months.

The Bank or Mr. Crichfield may terminate the agreement at any time for a change of control and, in such an event, he shall be entitled to receive a severance payment in an amount equal to 1.99 times his then-current annual base salary.  All options which have not vested as of the termination date shall automatically vest as of the termination date.  A change of control shall mean (i) a sale of substantially all of the assets of the Bank to a third party, or (ii) a sale, or acquisition, by merger or otherwise, of a controlling interest of the equity securities of the Bank or the Company.

In reviewing the 2010 compensation of Mr. Crichfield, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Crichfield’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

Compensation of the Executive Vice President, Chief Financial Officer and Chief Operating Officer

We have entered into an employment agreement with Robert J. Fenton regarding his employment as Chief Financial Officer of Solera National Bancorp, Inc. and Chief Financial Officer and Chief Operating Officer of Solera National Bank. The agreement commenced on September 10, 2010 when Mr. Fenton’s original employment agreement, which was executed when the Bank opened for business on September 10, 2007, expired.  The agreement continues in effect for a period of one year (with certain exceptions). The agreement automatically renews for one-year terms unless either party elects to terminate this agreement by sending written notice of the non-renewal at least ninety (90) days prior to the expiration of the then current term.  Under the terms of the agreement, Mr. Fenton receives a base salary of $165,000 per year. Under the terms of Mr. Fenton’s prior employment agreement, Mr. Fenton’s base salary was $175,000 per year.  Mr. Fenton is eligible to participate in any executive incentive bonus plan based upon asset growth, profitability or other performance measurements deemed appropriate by the President and Chief Executive Officer or a delegated committee thereof.  Mr. Fenton also receives other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provides Mr. Fenton with term life insurance coverage of two times his annual salary.

The Bank may terminate the agreement at any time for cause.  In the event of termination for cause, the Bank shall have no liability for any additional payments of salary or any benefits beyond the termination date, except as otherwise required by law.  Also, the Bank may terminate the agreement at any time if, in the reasonable discretion of the President and Chief Executive Officer, in consultation with the Board of Directors or delegated committee thereof, it is determined that the agreement or the employment of Mr. Fenton may prevent or otherwise encumber the Bank’s ability to enter into any agreement or transaction that is in the best interest of the Bank.  In the event of termination of the agreement in the best interest of the Bank, Mr. Fenton shall be entitled to receive a severance payment in an amount equal to one hundred twenty days of his then-current base salary.  Finally, the Bank may terminate the agreement at any time for any or “no reason.”  In the event that the agreement is terminated for “no reason,” Mr. Fenton shall be entitled to receive a severance payment in an amount equal to the payment of his then-current base salary for the lesser of the remaining term of the agreement or six months.

The Bank or Mr. Fenton may terminate the agreement at any time for a change of control and, in such an event, he shall be entitled to receive a severance payment in an amount equal to 1.5 times his then-current annual base salary.  All options which have not vested as of the termination date shall automatically vest as of the termination date.  A change of control shall mean (i) a sale of substantially all of the assets of the Bank to a third party, or (ii) a sale, or acquisition, by merger or otherwise, of a controlling interest of the equity securities of the Bank or the Company.

In reviewing the 2010 compensation of Mr. Fenton, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Fenton’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

Compensation of the Executive Vice President and Chief Lending Officer

Until September 10, 2010, Mr. Martinez was paid $180,000 base salary under the terms of his then-current employment agreement which was not renewed by the Bank.  Upon expiration of that agreement, Mr. Martinez’s became an at-will employee at a base salary of $165,000.  Mr. Martinez was eligible to participate in any executive incentive bonus plan based upon asset growth, profitability or other performance measurements deemed appropriate by the President and Chief Executive Officer or a delegated committee thereof. Mr. Martinez also received other customary benefits such as health insurance for himself and his dependents, dental insurance, sick leave and vacation, membership fees to banking and professional organizations, use of a cell phone and laptop, and reimbursement of reasonable business expenses. In addition, the Bank provided Mr. Martinez with term life insurance coverage of two times his annual salary. In reviewing the 2010 compensation of Mr. Martinez, the Compensation Committee and Board of Directors undertook the same evaluation set forth above with respect to executive officers. The Compensation Committee believes that Mr. Martinez’s total compensation is reasonable and competitive based on the overall performance of Solera National Bancorp, Inc.

On February 23, 2011, Mr. Martinez separated from the Company and the Bank.  On April 12, 2011, the Company and the Bank entered into a Separation Agreement with Mr. Martinez.  Under the terms of the agreement, Mr. Martinez will receive severance pay of $82,500, less applicable taxes and other withholdings, payable in thirteen equal installments to coincide with the Company’s and the Bank’s regular bi-weekly pay dates.  The Company has also extended the exercise period for Mr. Martinez’s outstanding vested stock options until September 30, 2013.

Executive Compensation Deductibility

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1,000,000 paid to a company’s chief executive officer or any of the four other most highly compensated officers. Section 162(m) specifically exempts certain performance-based compensation from the deduction limit. The Board of Directors and Compensation Committee generally intends to limit non-performance based compensation and grant awards under the 2007 Stock Incentive Plan, consistent with terms of Section 162(m) so that the awards will not be subject to the $1,000,000 deductibility limit.

Summary Compensation

The following table summarizes all compensation that was earned by, or paid or awarded to, the named executive officers during each of the last two fiscal years or such shorter period that they were a named executive officer.  Pursuant to SEC rules, the named executive officers are our Chief Executive Officer and our two other most highly compensated executive officers serving as such as of December 31, 2010, determined based on the individual’s total compensation.  The table does not include certain fringe benefits made available on a nondiscriminatory basis to all of our employees, such as group health insurance, dental insurance, professional memberships and dues, vacation and sick leave.  In addition, we may make available certain personal benefits to our executive officers with a view to acquiring and retaining qualified personnel and facilitating job performance.  The aggregate value of such personal benefits in the case of each executive officer listed in the table below, which cannot be precisely ascertained but which is less than $10,000 for each such executive officer, is not included.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Douglas Crichfield	2010	175,000	6,800	—	6,400	—	—	12,540	(2)	200,740
President and Chief Executive Officer	2009	186,667	20,000	—	61,600	—	—	29,890	(3)	298,157

Robert J. Fenton	2010	172,462	17,250	—	15,200	—	—	827	(5)	205,739
Executive Vice President, Chief Financial Officer, Chief Operating Officer	2009	175,000	20,000	—	11,440	—	—	827	(5)	207,267

Former Executive Officer:

Mark J. Martinez	2010	176,192	—	—	—	—	—	734	(5)	176,926
Executive Vice President, Chief Lending Officer (6)	2009	180,000	10,000	—	7,150	—	—	734	(5)	197,884

(1)   The amounts reported in this column for each officer represent the aggregate grant-date fair value computed in accordance with Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation.  The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton valuation model.  These are not amounts paid to or realized by the officer.  Assumptions used in calculation of these compensation costs are included in Note 11 of the Notes to Consolidated Financial Statements in the 2010 Form 10-K.

(2)   Includes $6,250 paid as mileage reimbursement for commute from home to office; $4,171 paid towards medical insurance premiums for non-employer sponsored plan; $1,341 in gross-ups for the payment of taxes and $778 for life insurance premiums.

(3)   Includes $22,000 paid as housing reimbursement; $5,879 paid as mileage reimbursement for commute from home to office; $1,645 paid towards medical insurance premiums for non-employer sponsored plan; and $366 for life insurance premiums.

(5)   Life insurance premiums.

(6)   Mr. Martinez separated from the Company on February 23, 2011.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth information on outstanding option awards held by the named executive officers at December 31, 2010, including the number of shares underlying both exercisable and unexercisable portions of each stock option as well as the exercise price and the expiration date of each outstanding option.  There were no stock awards outstanding as of December 31, 2010.

Outstanding Equity Awards at December 31, 2010 Table

(Named Executive Officers)

		Option Awards
Name	Date Granted	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Douglas Crichfield	09/10/2007	4,063	937	(1), (2)	—	$10.00	09/10/2017
	08/07/2009	13,333	26,667	(3)	—	$6.40	08/07/2019

Robert J. Fenton	09/10/2007	51,479	11,880	(1)	—	$10.00	09/10/2017
	12/31/2007	6,107	2,036	(4)	—	$10.00	12/31/2017
	02/12/2009	3,667	4,333	(5)	—	$7.10	02/12/2019
	08/13/2010	833	9,167	(6)	—	$4.47	08/13/2020

Former Named Executive Officer:

Mark J. Martinez	09/10/2007	44,125	10,183	(7)	—	$10.00	09/30/2013(7)
	12/31/2007	5,235	1,745	(7)	—	$10.00	09/30/2013(7)
	02/12/2009	2,292	2,708	(7)	—	$7.10	09/30/2013(7)

(1)   Vests ratably over the next 9 months.

(2)   Issued in connection with his role as director of Solera National Bancorp, Inc.

(3)   Vests ratably over the next 32 months.

(4)   Vests ratably over the next 12 months.

(5)   Vests ratably over the next 26 months.

(6)   Vests ratably over the next 44 months.

(7)   In conjunction with Mr. Martinez’s separation agreement, the expiration date on Mr. Martinez’s vested options was extended to 9/30/2013.  An additional 2,408 options at the $10.00 exercise price and 208 options at the $7.10 exercise price vested from 12/31/2010 through the date of Mr. Martinez’s separation from the Company.  See additional discussion of Mr. Martinez’s separation agreement on page 21.

Securities Authorized for Issuance under Equity Compensation Plans

The following table presents securities authorized for issuance under equity compensation plans at December 31, 2010.  Our 2007 Stock Incentive Plan, which was approved by shareholders during our 2008 annual meeting, is our only plan.

Equity Compensation Plan Information Table

	Number of securities to be issued upon exercise of outstanding options	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	367,790	$8.31	142,944
Equity compensation plans not approved by security holders	—	—	—
Total	367,790	$8.31	142,944

DIRECTOR COMPENSATION

Meetings of our Board of Directors are held regularly, but no less frequently than quarterly. We currently pay directors for their attendance at Board and committee meetings as follows:

	Chairman	Directors
Board Meetings	$800	$400
Committee Meetings	$400	$200

Board meeting fees are only paid for in-person attendance.  Committee meeting fees are paid for attending telephonically or in-person.  Directors are also reimbursed for their out-of-pocket expenses incurred in connection with the performance of Board duties and are eligible to be granted option awards under our 2007 Stock Incentive Plan.

The following table sets forth information regarding compensation earned or awarded to each non-employee director who served on our Board of Directors in 2010.

Summary Compensation Table - Directors

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Non qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Norma R. Akers	3,800	—	3,050	—	—	—	6,850
Rob L. Alvarado	1,000	—	1,830	—	—	—	2,830
Maria G. Arias	3,800	—	1,830	—	—	—	5,630
Robert M. Gallegos	2,400	—	1,830	—	—	—	4,230
Ronald E. Montoya	4,500	—	3,050	—	—	—	7,550
Ray L. Nash	8,800	—	3,050	—	—	—	11,850
Joel S. Rosenstein	2,000	—	—	—	—	—	2,000
Basil Sabbah	6,600	—	6,100	—	—	—	12,700
F. Stanley Sena	4,400	—	1,830	—	—	—	6,230
Larry D. Trujillo	2,400	—	1,830	—	—	—	4,230
Kent C. Veio	3,200	—	3,050	—	—	—	6,250

(1)   Douglas Crichfield, our Chief Executive Officer and President, is not included in this table as he is an employee and has not received compensation for his service as a director since becoming an employee in 2008.

(2)   The amounts reported in this column for each director represent the aggregate grant-date fair value computed in accordance with Accounting Standards Codification Topic No. 718, Compensation-Stock Compensation. The fair value of each option award is estimated on the date of grant using the Black-Scholes-Merton valuation model. These are not amounts paid to or realized by the director. Assumptions used in calculation of these compensation costs are included in Note 11 of the Notes to Consolidated Financial Statements in the 2010 Form 10-K.

As of December 31, 2010, each non-employee director had the following number of option awards outstanding: Ms. Akers — 10,000 options; Mr. Alvarado — 8,000 options; Ms. Arias — 8,000 options; Mr. Gallegos — 8,000 options; Mr. Montoya — 12,000 options; Mr. Nash — 10,000 options; Mr. Sabbah — 15,000 options; Mr. Sena — 8,000 options; Mr. Trujillo — 3,000; and Mr. Veio — 10,000 options. Additional information concerning the security ownership of our directors is set forth in this proxy statement under “Security Ownership of Beneficial Owners and Management.”

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

General

Under Section 402 of the Sarbanes-Oxley Act of 2002, it is unlawful for any issuer to extend, renew or arrange for the extension of credit in the form of a personal loan to or for any director or executive officer of that issuer. This prohibition does not apply to loans that were made on or prior to July 30, 2002, or certain types of loans described in Section 402 that are (i) made available by the issuer in the ordinary course of the issuer’s consumer credit business; (ii) of a type generally made available by such issuer to the public; and (iii) made by the issuer on market terms, or terms that are no more favorable than those offered by the issuer to the general public.

Section 402 also does not apply to loans by an insured depository institution, such as Solera National Bank, if the loan is subject to the insider lending restrictions of Section 22(h) of the Federal Reserve Act or the Federal Reserve’s Regulation O. We believe that all related transactions comply with Section 402 of the Sarbanes-Oxley Act or have been made pursuant to a valid exception from Section 402 of the Sarbanes-Oxley Act.

Certain of our officers, directors and principal shareholders and their affiliates have had transactions with Solera National Bank, including borrowings and deposits with the Bank. Our management believes that all such loans and deposits have been and will continue to be made in the ordinary course of business of Solera National Bank on substantially the same terms, including interest rates paid and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons, and do not involve more than the normal risk of collectibles or present other unfavorable features.

The Company has a written policy in place to identify potential related party transactions, which are reported and reviewed with the Company’s Audit Committee. Some related party banking and lending transactions entered into in the ordinary course of business may not be reviewed by the Audit Committee because the Company has other written policies and procedures in place to ensure compliance with applicable bank regulatory requirements. Furthermore, the Company’s Conflicts of Interest and Code of Ethics policy addresses potential conflicts of interest and requires that any conflicts be disclosed to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities (the “10% Shareholders”), to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Our officers, directors and 10% Shareholders are required by the Securities and Exchange Commission regulation to furnish us with copies of all Section 16(a) forms so filed.

Based solely on review of copies of such forms received, we believe that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Shareholders were timely met with the exception of F. Stanley Sena’s Form 4 filed on April 1, 2010 for one transaction reporting the sale of shares of our common stock that occurred on March 17, 2010.

PROPOSAL TWO:
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

The Audit Committee has selected McGladrey & Pullen, LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2011 and has further directed that management submit the selection of independent accountants for ratification by our shareholders at the annual meeting.

Representatives of McGladrey & Pullen, LLP will be available at the annual meeting, will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions from shareholders.

Shareholder ratification of the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm is not required by our bylaws or otherwise. However, we are submitting the selection of McGladrey & Pullen, LLP to our shareholders for ratification as a matter of good corporate practice. If our shareholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain McGladrey & Pullen, LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if it is determined that a change would be in the best interests of our Company and shareholders.

Vote Required

Ratification of the selection of McGladrey & Pullen, LLP requires the affirmative vote of a majority of the shares present and entitled to vote.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the selection of McGladrey & Pullen, LLP as our independent registered public accounting firm for 2011.

Principal Auditor Fees and Services

The following table shows the fees incurred by us for the audit and other services provided by our auditor, McGladrey & Pullen, LLP, for the fiscal years 2010 and 2009.

	2010	2009
Audit fees	$110,500	$125,300
Audit-related fees	5,725	1,780
Tax fees	—	—
All other fees	—	—

Total	$116,225	$127,080

As defined by the Securities and Exchange Commission, (i) “Audit Fees” are fees for professional services rendered by the company’s principal accountant for the audit of the company’s annual financial statements and review of financial statements included in the company’s Form 10-Q and Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by the company’s principal accountant that are reasonably related to the performance of the audit or review of the company’s financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by the company’s principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by the company’s principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Under applicable Securities and Exchange Commission rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent accountants in order to ensure that they do not impair the accountants’ independence. The Commission’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent accountants.

Consistent with the Commission’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent accountants to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting.  All of the fees in the table above were approved pursuant to the Company’s policy.

OTHER MATTERS

To the best knowledge, information and belief of the directors, there are no other matters that are to be acted upon at the annual meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

Except for reports of operations and activities by management, which are for informational purposes only and require no action of approval or disapproval, management neither knows of nor contemplates any other business that will be presented for action by the shareholders at the annual meeting. If any further business is properly presented at the annual meeting, the persons named as proxies will act in their discretion on behalf of the shareholders they represent.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF SHAREHOLDERS

Our 2012 annual meeting of shareholders is expected to be held in June of 2012.  Shareholder proposals that are intended to be included in our proxy materials for the 2012 annual meeting must be presented pursuant to Securities and Exchange Commission Rule 14a-8 and received by our Secretary no later than December 27, 2011.  Proposals should be delivered to Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, CO  80226, Attn:  Robert J. Fenton.  A shareholder proposal not included in our proxy statement for the 2012 annual meeting will be ineligible for presentation at the meeting unless the shareholder gives timely notice of the proposal in writing to the Secretary at our principal executive offices and otherwise complies with the provisions in our bylaws.  Rule 14a-4 of the SEC’s proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of shareholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year’s annual meeting of shareholders or the date specified by an overriding advance notice provision in the company’s bylaws. Our bylaws do not contain such an advance notice provision.  Accordingly, for our 2012 annual meeting, shareholders’ written notices must be received by us before March 12, 2012 for any proposal a shareholder wishes to bring before the meeting but for which such shareholder does not seek to have a written proposal considered for inclusion in the proxy statement and form of proxy.

ADDITIONAL INFORMATION

A copy of our 2010 Annual Report on Form 10-K is being mailed with this proxy statement to each shareholder of record. Shareholders not receiving a copy of the annual report may obtain one without charge. Requests and inquiries should be addressed to: Solera National Bancorp, Inc., 319 South Sheridan Blvd., Lakewood, Colorado 80226, Attn: Robert J. Fenton or at (303) 202-0933.

Whether you intend to be present at the annual meeting or not, we urge you to vote by the Internet, telephone or by signing and mailing the enclosed proxy card promptly.

By Order of the Board of Directors,

/s/ Robert J. Fenton
Robert J. Fenton
Secretary

Lakewood, Colorado
April 26, 2011

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000107304_1 R1.0.0.11699 For Withhold For All All All Except THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1 AND 2. 1. Election of Directors Nominees 01 Norma R. Akers 02 Rob L. Alvarado 03 Maria G. Arias 04 Douglas Crichfield 05 Robert M. Gallegos 06 Ronald E. Montoya 07 Ray L. Nash 08 Basil Sabbah 09 F. Stanley Sena 10 Larry D. Trujillo 11 Kent C. Veio SOLERA NATIONAL BANCORP, INC. C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by Solera National Bancorp, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Vote on Proposals For Against Abstain 2 Ratification of McGladrey & Pullen as our independent registered public accounting firm for the fiscal year ending on December 31st, 2011. NOTE: In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1 and 2. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000107304_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . SOLERA NATIONAL BANCORP, INC. Annual Meeting of Shareholders June 16, 2011 10:00 AM This proxy is solicited by the Board of Directors The shareholders hereby appoints Douglas Crichfield and Robert J. Fenton, and each of them, proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Solera National Bancorp, Inc. that the shareholders are entitled to vote at the Annual Meeting of Shareholders to be held at the Lakewood Country Club, 6800 West 10th Avenue, Lakewood, CO 80214, beginning at 10:00 a.m., local time on June 16, 2011, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDERS. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side